Exhibit 99.1

	Contacts:	ProFrac Holding Corp.
Lance Turner – Chief Financial Officer
FOR IMMEDIATE RELEASE		investors@profrac.com

Dennard Lascar Investor Relations
Ken Dennard / Rick Black
ACDC@dennardlascar.com

ProFrac Holding Corp. To Acquire Eagle Ford Sand Mine

WILLOW PARK, TX – December 5, 2022 – ProFrac Holding Corp. (NASDAQ: ACDC) (“ProFrac” or the “Company”) today announced that it has entered into a definitive agreement to acquire the Eagle Ford sand mining operations of Monarch Silica, LLC (“Monarch”). The transaction is expected to close by the end of 2022.

Matt Wilks, ProFrac’s Executive Chairman, commented, “We are pleased to add the Monarch mine to the growing portfolio of in-basin sand mines we operate through Alpine Silica. This transaction further demonstrates ProFrac’s commitment to its vertical integration strategy, providing the Company with access to high-quality, local proppant in the Eagle Ford, where we currently operate 8 active fleets. With Monarch’s production capacity expected to expand to nearly 4 million tons per year by Q1 2023, ProFrac will be well positioned to bundle internally sourced proppant across our active fleets in the region.”

Winston & Strawn is acting as ProFrac’s legal counsel on the transaction. Piper Sandler & Co. served as exclusive financial advisor to Monarch, and Chamberlain, Hrdlicka, White, Williams & Aughtry, P.C. is serving as Monarch’s legal counsel.

About ProFrac Holding Corp.

ProFrac Holding Corp. is a growth-oriented, vertically integrated and innovation-driven energy services company providing hydraulic fracturing, completion services and other complementary products and services to leading upstream oil and gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources. Founded in 2016, the Company was built to be the go-to service provider for E&P companies’ most demanding hydraulic fracturing needs. ProFrac is focused on employing new technologies to significantly reduce “greenhouse gas” emissions and increase efficiency in what has historically been an emissions-intensive component of the unconventional E&P development process. For more information, please visit the Company’s website, https://www.pfholdingscorp.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “would,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events or the Company’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the expected timing and anticipated benefits of the Monarch acquisition, including benefits associated with scaling the Company’s vertically integrated business model and increasing its sand mining capabilities; and the Company’s estimates of the production capacity of the Company’s sand mining operations in future periods. Such forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk that the proposed transaction may not be completed in a timely manner or at all, the ability to effectively scale the Company’s operations and integrate acquired assets and personnel into the Company’s existing business model, the Company’s ability to execute its business strategy and plans for growth, including with respect to the completion of the Monarch acquisition, the failure to operationalize the acquired sand mining operations of Monarch in a timely manner or at all; risks associated with the Company’s ability to finance the Monarch acquisition on favorable terms or at all; industry conditions, including fluctuations in supply, demand and prices for the Company’s products and services; global and regional economic and financial conditions; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

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